[LOGO OF TCW Convertible](R)
 Securities Fund, Inc.

=================================================
Directors and Officers
Ernest O. Ellison             Coleman W. Morton
President and Director        Director

John C. Argue                 Charles A. Parker
Director                      Director

Norman Barker, Jr.            Lawrence J. Sheehan
Director                      Director

Richard W. Call               Robert G. Sims
Director                      Director

Thomas D. Lyon                Philip K. Holl
Senior Vice President         Secretary

Robert M. Hanisee             Marie M. Bender
Senior Vice President         Assistant Secretary

Kevin A. Hunter               Michael E. Cahill
Senior Vice President         General Counsel and
                              Assistant Secretary

Thomas E. Larkin, Jr.         Peter C. DiBona
Senior Vice President         Assistant Treasurer

Hilary G.D. Lord
Senior Vice President
and Assistant Secretary

Alvin R. Albe, Jr.
Principal Accounting
Officer, Treasurer and
Assistant Secretary
=================================================
Shareholder Information
Investment Adviser
TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------
Transfer Agent, Dividend Reinvestment
and Disbursing Agent and Registrar
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770
--------------------------------------------------
Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
--------------------------------------------------
Independent Auditors
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017
--------------------------------------------------
Legal Counsel
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071
==================================================
TCW Convertible Securities Fund, Inc.
==================================================
Annual Report
December 31, 1998
[LOGO OF TCW Convertible](R)

-------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     The President's Letter

-------------------------------------------------------------------------------
Dear Shareholder:

  The financial markets were quite volatile during 1998. After surging to rec-ord levels during mid-summer, the market began a corrective phase during the third quarter which caused many stocks to decline 50%-70% from their highs. In addition, corporate credit spreads widened significantly in the aftermath of the Long Term Capital hedge fund debacle as investors worried about a possible domestic recession and credit crunch. These factors made the third quarter a difficult period for convertible investors. However, the Federal Reserve saved the day by orchestrating a bail-out of Long Term Capital and lowering interest rates significantly. These actions reassured the financial markets, enabling stocks to begin one of the most remarkable three month recoveries in history. From October 8, 1998, the S&P 500, NASDAQ, and Russell 2000 rallied 28.5%, 54.5%, and 36.4%, respectively, through the end of the year. Convertibles, benefitting from the recovery in stocks, also did well posting the highest quarterly return ever for this asset class.

Performance of the Fund's Shares

  During 1998, the Fund's shareholders realized a total return of 11.4% (with dividends reinvested). This included four regular quarterly distributions of $0.21 per share and an additional year-end distribution of $0.19 per share for a total of $1.03 per share. Of this amount, $0.27 was classified as ordinary income and $0.76 was classified as long-term capital gain. The market value of the Fund's shares was $9.625 at the beginning of the year and ended 1998 at $9.625. The end of the year market value per share represented a premium of 2.72% to the Fund's net asset value ("NAV") of $9.37. The slight contraction of the Fund's premium over NAV from 4.51% to 2.72%, during 1998, caused the return to shareholders of 11.4% to be below the return on NAV, which was 13.3%.

Fund Performance and Strategy

  The Fund's investment performance in 1998 exceeded that of the convertible benchmarks. While the Fund's performance was well behind that of the S&P 500, it was much more competitive with the performance of the broad stock market.

                                    Table 1
                                  Performance


                                                                  Total Returns
                                                                  -------------
                                                                  4Q98     1998
                                                                  ----     ----

TCW Convertible Securities Fund .................................. 16.0%* 13.3%*
First Boston Convertible Securities Index ........................ 14.7%   6.6%
Lipper avg. of convertible mutual funds .......................... 11.0%*  4.1%*
Standard & Poor's 500 Index ...................................... 21.3%  28.6%
Russell 2000 Index................................................ 16.3%  -2.6%

--------
 * After management fees and expenses at NAV with dividends reinvested.

  The Fund's incremental performance was generated throughout the year and was, to a large extent, the result of good sector/stock selection. The Fund's low exposure to the basic industrial sector, especially energy, was opportune. In addition, the Fund raised its exposure to technology at mid-year in time to benefit from the significant rally in this sector during the fourth quarter of 1998.

-------------------------------------------------------------------------------
[LOGO OF  TCW Convertible Securities Fund, Inc.]
The President's Letter (continued)

-------------------------------------------------------------------------------




                                    Table 2
                       Merrill Lynch Convertibles Index
                              1998 Sector Returns


                                                                   Total Returns
                                                                   -------------
Basic Industries..................................................    -11.7%
Capital Goods ....................................................     -8.5%
Consumer Goods....................................................    +13.6%
Consumer Staples..................................................    +19.2%
Financials........................................................     -5.4%
Energy............................................................    -19.6%
Technology........................................................    +24.9%

  In addition to good sector/stock selection, the Fund's focus on larger, higher quality companies also added to performance. In general, larger compa-nies had better performance in 1998 (see Table 3). Credit quality was also im-portant, particularly when corporate credit spreads widened significantly dur-ing the second half of the year. This was reflected in the 292 basis point differential between the Merrill Lynch Investment Grade and Non-Investment Grade Convertible indices.

                                    Table 3
                         1 Year Performance of Issues
                           by Market Capitalization


                                                         Total Returns*
                                                     -----------------------
Market Cap ($)                                       Convertibles     Stocks
--------------                                       ------------     ------

Greater than 5 Bill. ................................  38.9%          51.2%
1 to 5 Bill. ........................................  12.6%           9.7%
0.5 to 1 Bill. ......................................  -0.5%           1.4%
0.2 to 0.5 Bill. .................................... -15.1%         -27.1%
0 to 0.2 Bill. ...................................... -13.5%         -30.2%

--------
* Source: EVEREN Securities

  The Fund began 1998 most heavily weighted in the consumer staples and capi-tal goods sectors. The Fund was underweighted in the consumer cyclicals, basic industries and credit sensitive sectors. Within the consumer staples sector, the largest industry weightings were in healthcare, media, and retail. In the capital goods sector, companies in the technology and telecommunications in-dustries represented the majority of investments. There still appears to be little reason to invest in the basic industrial sector although many of the stocks are inexpensive and demand for many commodities may rise if worldwide growth accelerates later this year. The weighting in the credit sensitive sec-tor increased significantly as the Fund added several holdings in the banking sector during the market correction last fall.

                                    Table 4
                            Fund Sector Allocation*

                                                               12/31/97 12/31/98
                                                               -------- --------
Consumer Staples ...................................            56.1%    55.0%
Capital Goods ......................................            26.3%    28.8%
Consumer Cyclicals..................................             1.2%     2.2%
Basic Industries....................................             7.2%     2.8%
Credit Sensitive....................................             6.6%    11.5%

--------
* As a percentage of net assets.

  During the fourth quarter, as well as throughout the year, the Fund benefit-ted from its holdings in media, retail, healthcare and technology. A few secu-rities in these industries did particularly well appreciating over 50% during the year. Several of the best performing issues having the greatest impact on performance are listed in Table 5.

-------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
The President's Letter (continued)

-------------------------------------------------------------------------------

                                    Table 5
                        CVT Top Performing Convertibles

                                                                  Total Returns
                                                                  -------------
                                                                  4Q98     1998
                                                                  ----     ----
Home Depot, 3.25%, due 10/01/01*.............................     53.4%   102.1%
Sepracor, 6.25%, due 02/15/05................................     26.9%    98.4%
Houston Industries exch. Time Warner, $3.22 Pfd..............     39.0%    91.1%
Merrill Lynch exch. Cox, $1.37 Pfd...........................     25.6%    90.0%
MediaOne, $2.25 Pfd..........................................      6.3%    60.6%
Level One, 4%, due 09/01/04..................................     47.9%    59.5%
Comverse Technology, 4.75%, due 07/01/05.....................     47.7%    35.4%
Costco, 0%, due 08/19/17.....................................     38.1%    45.1%
Rite Aid, 5.25%, due 09/15/02................................     24.6%    40.7%
AIG, 2.25%, due 07/30/04.....................................      5.0%    30.7%
Xerox, 2.88%, due 07/01/02...................................     19.0%    29.5%
Quintiles, 4.25%, due 05/31/00...............................     15.1%    25.8%
Athena exch. Elan, 4.75%, due 11/15/04.......................     -2.9%    20.1%
Sunrise Assisted Living, 5.5%, due 06/15/02..................     39.9%    19.4%
Network Associates, 0%, due 02/13/18.........................     60.1%    57.6%

--------
* Sold in 3Q 1998

  During 1998, the convertible new issue market was on a record pace until the market melt down in the third quarter. This turmoil led to a virtual shutdown in new issuance during the September to November period. In the fourth quarter of 1998, 17 companies issued convertibles with a total net value of $4.9 billion. This brought the total new issuance for the year to 98 issues with a net value of $23.8 billion. By comparison, 140 companies issued convertibles with a net value of $28.0 billion in 1997.

  Perhaps, more important than the lower quantity of new issuance, was the lack of quality. Of the $23.8 billion in convertible issuance, only $4.8 billion was from investment grade companies. Non-investment grade companies continue to be the predominant issuers of convertible securities in the current environment. This is one of the primary reasons the Fund participated in less than one-third of the new issues brought to market. Instead, the Fund chose to focus on structured products such as convertibles which are exchangeable into AIG, Johnson & Johnson, Cisco, Applied Materials, and a basket of Intel, Microsoft and Hewlett Packard. In general, these structured convertibles were excellent investments in 1998. In addition to structured convertibles, the Fund focused on the secondary convertible market where significant value was created during the market correction last fall.

Economic and Market Outlook

  The U.S. economy continues to demonstrate surprising resilience to the economic problems in emerging markets. Real GDP growth, driven by a robust housing market and strong consumer spending, exceeded five percent in the fourth quarter of 1998. While growth should slow

-------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     The President's Letter (continued)

-------------------------------------------------------------------------------


as 1999 progresses, a recession remains unlikely. With incomes growing at a good pace and jobs plentiful, consumer spending should continue to provide support for the economy unless there is a shock to the system such as a sustained correction in the stock market.

  The three month rally in stocks has pushed traditional measures of valuation beyond historical norms. The market has had four straight years of 20%+ re-turns and breadth is relatively narrow. In addition, corporate earnings may decline in 1999 and interest rates may not decline further unless the economy weakens significantly. Other possible impediments for the market include, the possible meltdown in Brazil, and Iraq continuing to rattle its penknife. It appears to us that the risks are again on the downside and that it may be dif-ficult for the market to appreciate significantly from current levels. There-fore, in contrast to last fall, we have become more cautious and have begun to structure the Fund's portfolio more conservatively.

Rights Offering

  The Fund launched a rights offering last summer. The offering closed on July 29, 1998 and raised $30 million in proceeds which was invested promptly on be-half of the Fund's investors. Those investors who exercised their rights were able to purchase new shares at $9.49. These shares were worth $9.625 at Decem-ber 31, 1998. Taking into account the two quarterly distributions of $0.21 and the additional $0.19 distribution at year end, the return to investors has been 8.3% on these newly issued shares (including dividend reinvestment).

Dividend Reinvestment Plan

  Shareholders who wish to add to their investment may do so through the Divi-dend Reinvestment Plan. Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the per share Net Asset Value. If the market price, including commission on the share, is selling above the Net Asset Value, you will re-ceive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price.

  To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P. O. Box #11002, New York, New York, 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance please call our investor relations department at (800) 386-3829. As always, we would be pleased to accommodate your investment needs.

                                    Sincerely,


                                    /s/ Ernest O. Ellison
                                    Ernest O. Ellison
                                    President and Director

                                    February 5, 1999

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Schedule of Investments
     December 31, 1998

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal                                                           Market
   Amount                                                             Value
  ---------                                                           ------
             CONSUMER STAPLES (55.0% of Net Assets)
             Drugs and Hospital Supply (4.4%)
 $ 5,175,000 Centocor, Inc., 4.75%, due 02/15/05.................   $5,656,275
 $ 3,265,000 Sepracor, Inc., 6.25%, due 02/15/05.................    6,423,888*
 $ 1,220,000 Sepracor, Inc., 6.25%, due 02/15/05.................    2,400,350
 $ 2,735,000 Sepracor, Inc., 7%, due 12/15/05....................    2,735,000*
                                                                    ----------
             Total Drugs and Hospital Supply.....................   17,215,513
                                                                    ----------
             Entertainment, Leisure and Media (17.4%)
 $17,260,000 Clear Channel Communications, Inc., 2.625%, due
              04/01/03...........................................   18,856,550
     207,000 Houston Industries, Inc., Exchangeable Time Warner,
              Inc., $3.215 Convertible Preferred.................   22,019,625
      75,400 MediaOne Group, Inc., $2.25 Convertible Preferred...    7,163,000
      75,700 Merrill Lynch & Company, Inc., Exchangeable Cox
              Communications, Inc., $1.3725 Convertible
              Preferred..........................................    4,324,362
 $ 7,355,000 News America Holdings, Inc. (Australia), 0%, due
              03/11/13...........................................    4,256,706
     179,900 Reader's Digest Association, Inc., $1.93 Convertible
              Preferred..........................................    4,677,400
 $ 3,180,000 Speedway Motorsports, Inc., 5.75%, due 09/30/03.....    3,450,300
 $ 3,800,000 Tele-Communications International, Inc., 4.5%, due
              02/15/06...........................................    3,933,000
                                                                    ----------
             Total Entertainment, Leisure and Media..............   68,680,943
                                                                    ----------
             Foods, Hotels and Restaurants (2.3%)
     118,800 Host Marriott Financial Trust, $3.375 Convertible
              Preferred..........................................    5,063,850
      92,900 Suiza Capital Trust., $2.75 Convertible Preferred...    4,008,171
                                                                    ----------
             Total Foods, Hotels and Restaurants.................    9,072,021
                                                                    ----------

  Number of
  Shares or
  Principal                                                           Market
   Amount                                                             Value
  ---------                                                           ------
             Healthcare (16.7%)
 $ 7,110,000 Alternative Living Services, Inc., 5.25%, due
              12/15/02...........................................   $8,994,150
 $ 1,250,000 American Retirement, Inc., 5.75%, due 10/01/02......    1,100,000
 $ 3,210,000 Assisted Living Concepts, Inc., 5.625%, due
              05/01/03...........................................    2,487,750*
 $ 4,375,000 Assisted Living Concepts, Inc., 6%, due 11/01/02....    3,609,375
 $ 9,595,000 Athena Neurosciences, Inc., Exchangeable Elan Corp.
              PLC (Ireland), 4.75%, due 11/15/04.................   11,298,112*
 $   655,000 Athena Neurosciences, Inc., Exchangeable Elan Corp.
              PLC (Ireland), 4.75%, due 11/15/04.................      771,263
 $ 4,915,000 Concentra Managed Care, Inc., 4.5%, due 03/15/03....    3,741,544*
 $ 2,550,000 Concentra Managed Care, Inc., 6%, due 12/15/01......    2,173,875
 $11,225,000 Elan Corp., PLC (Ireland), 0%, due 12/14/18.........    6,314,063*
      74,800 Laboratory Corp. of America, Holdings, $4.25
              Convertible Preferred..............................    3,141,600
 $ 6,380,000 Omnicare, Inc., 5%, due 12/01/07....................    6,930,275*
 $ 2,220,000 Omnicare, Inc., 5%, due 12/01/07....................    2,411,475
 $ 1,565,000 Quintiles Transnational Corp., 4.25%, due 05/31/00..    2,132,312*
 $ 3,240,000 Quintiles Transnational Corp., 4.25%, due 05/31/00..    4,414,500
 $ 2,215,000 Sunrise Assisted Living, Inc., 5.5%, due 06/15/02...    3,377,875*
 $ 1,865,000 Sunrise Assisted Living, Inc., 5.5%, due 06/15/02...    2,844,125
                                                                    ----------
             Total Healthcare....................................   65,742,294
                                                                    ----------
             Retail (8.5%)
 $ 2,345,000 Action Performance Companies, Inc., 4.75%, due
              04/01/05...........................................    2,234,504
 $12,250,000 Costco Companies, Inc., 0%, due 08/19/17............   10,519,688*
 $   835,000 Costco Companies, Inc., 0%, due 08/19/17............      717,056

* Restricted security. (See Note 8)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Schedule of Investments (continued)
     December 31, 1998

--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal                                                          Market
   Amount                                                           Value
 ---------                                                          ------
            Retail (continued)
    137,100 Dollar General Corp., $3.3524 Convertible
             Preferred........................................   $  4,884,187
     98,400 Kmart Corp., $3.875 Convertible Preferred.........      5,701,050
 $6,000,000 Rite Aid Corp., 5.25%, due 09/15/02...............      8,872,500*
 $  425,000 Rite Aid Corp., 5.25%, due 09/15/02...............        628,469
                                                                 ------------
            Total Retail......................................     33,557,454
                                                                 ------------
            Services--Business (5.7%)
    142,800 Cendant Corp., Common Stock.......................      2,722,125**
     48,500 Cendant Corp., $3.43 Convertible Preferred........      1,279,187
    241,300 Cendant Corp., $3.75 Convertible Preferred........      8,053,388
 $3,430,000 Equity Corporation International, 4.5%, due
             12/31/04.........................................      4,111,712
 $6,400,000 Metamor Worldwide, 2.94%, due 08/15/04............      5,240,000
     31,400 Vanstar Corp., $3.375 Convertible Preferred.......        820,325
                                                                 ------------
            Total Services--Business..........................     22,226,737
                                                                 ------------
            TOTAL CONSUMER STAPLES (Cost: $180,050,866).......    216,494,962
                                                                 ------------
            CONSUMER CYCLICALS (2.2%)
            Automotive (2.2%)
 $3,500,000 Magna International, Inc. (Canada), 4.875%, due
             02/15/05.........................................      3,600,625*
 $  240,000 Magna International, Inc. (Canada), 4.875%, due
             02/15/05.........................................        246,900
 $3,965,000 Tower Automotive, Inc., 5%, due 08/01/04..........      4,440,800*
 $  270,000 Tower Automotive, Inc., 5%, due 08/01/04..........        302,400
                                                                 ------------
            TOTAL CONSUMER CYCLICALS (Cost: $8,024,650).......      8,590,725
                                                                 ------------

  Number of
  Shares or
  Principal                                                         Market
   Amount                                                            Value
  ---------                                                         ------
             CAPITAL GOODS (28.8%)
             Aerospace and Conglomerates (3.2%)
     358,200 Hexcel Corp., Common Stock........................   $ 2,999,925**
      87,900 Loral Space and Communication, LTD. (Bermuda),
              $3.00 Convertible Preferred......................     4,636,725
 $ 5,180,000 Morgan Stanley Group, Inc., Exchangeable Boeing
              Co., 0%, due 09/30/00............................     4,895,100
                                                                  -----------
             Total Aerospace and Conglomerates.................    12,531,750
                                                                  -----------
             Electronics (4.9%)
 $ 4,530,000 Adaptec, Inc., 4.75%, due 02/04/04................     3,522,075
 $ 5,185,000 Level One Communications, Inc., 4%, due 09/01/04..     7,654,356
     116,126 Morgan Stanley Group, Inc., Exchangeable Applied
              Materials, Inc., $3.00 Convertible Preferred.....     4,790,198
 $ 3,990,000 SGS-Thompson Microelectronics, N.V. (Netherlands),
              0%, due 06/10/08.................................     3,466,312
                                                                  -----------
             Total Electronics.................................    19,432,941
                                                                  -----------
             Information Processing (8.6%)
 $ 2,315,000 Arbor Software Corp., 4.5%, due 03/15/05..........     1,689,950
 $ 4,280,000 Merrill Lynch & Company, Inc., Exchangeable
              Technology Basket, 0%, due 02/02/05..............     5,767,300*
 $ 2,505,000 Morgan Stanley Group, Inc., Exchangeable Cisco
              Systems, Inc., 0%, due 07/29/05..................     3,110,909
      25,300 Morgan Stanley Group, Inc., Exchangeable Cisco
              Systems, Inc., $4.00 Convertible Preferred.......     2,833,600
 $10,205,000 Network Associates, Inc., 0%, due 02/13/18........     6,186,781*
 $ 2,595,000 Network Associates, Inc., 0%, due 02/13/18........     1,573,219

 *Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Schedule of Investments (continued)
     December 31, 1998

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal                                                         Market
   Amount                                                            Value
  ---------                                                         ------
             Information Processing (Continued)
 $ 3,465,000 QuadraMed Corp., 5.25%, due 05/01/05..............   $ 3,005,887
 $11,585,000 Western Digital, Inc., 0%, due 02/18/18...........     3,518,944
 $ 6,035,000 Safeguard Scientifics, Inc., 6%, due 02/01/06.....     6,163,244*
                                                                  -----------
             Total Information Processing......................    33,849,834
                                                                  -----------
             Machinery (Diversified) (1.8%)
     210,700 United Rentals, Inc., Common Stock................     6,979,438**
                                                                  -----------
             Office Equipment and Supplies (1.2%)
 $ 3,790,000 Xerox Corp., 2.875%, due 07/01/02.................     4,543,262
                                                                  -----------
             Pollution Control (5.1%)
     129,000 Laidlaw One, Inc., Exchangeable United States
              Filter Corp., $1.22 Convertible Preferred........     3,410,438
 $ 7,315,000 United States Filter Corp., 4.5%, due 12/15/01....     6,848,669
 $ 8,035,000 USA Waste Systems, Inc., 4%, due 02/01/02.........     9,631,956
                                                                  -----------
             Total Pollution Control...........................    19,891,063
                                                                  -----------
             Telecommunication Equipment (4.0%)
 $ 5,235,000 Bell Atlantic Financial Services, Exchangeable
              Cable and Wireless, 4.25%, due 09/15/05..........     5,461,623*
 $ 4,445,000 Comverse Technology, Inc., 4.5%, due 07/01/05.....     5,572,919*
      71,900 MediaOne Group, Inc., Exchangeable AirTouch
              Communications, Inc., $3.633 Convertible
              Preferred........................................     4,781,350
                                                                  -----------
             Total Telecommunication Equipment.................    15,815,892
                                                                  -----------
             TOTAL CAPITAL GOODS
              (Cost: $101,694,228).............................   113,044,180
                                                                  -----------

  Number of
  Shares or
  Principal                                                         Market
   Amount                                                            Value
  ---------                                                         ------
             BASIC INDUSTRIES (2.8%)
             Paper & Packaging (1.2%)
      94,800 Sealed Air Corp., Common Stock....................   $ 4,840,725**
                                                                  -----------
             Transportation (1.6%)
     138,800 Union Pacific Capital Trust, $3.125 Convertible
              Preferred........................................     6,406,453
                                                                  -----------
             TOTAL BASIC INDUSTRIES (Cost: $10,969,907)........    11,247,178
                                                                  -----------
             CREDIT SENSITIVE (11.5%)
             Insurance (2.2%)
 $ 3,635,000 American International Group, Inc., 2.25%, due
              07/30/04.........................................     4,698,237
     131,100 Amerus Life Holdings, Common Stock................     2,933,362
     118,400 Philadelphia Consolidated Holdings Company, $0.70
              Convertible Preferred............................     1,161,800
                                                                  -----------
             Total Insurance...................................     8,793,399
                                                                  -----------
             Services-Financial, Banking, and Miscellaneous
              (9.3%)
 $10,090,000 Berkshire Hathaway, Inc., 1%, due 12/02/01........    15,412,475
     136,000 CNB Bancshares, Inc., $1.50 Convertible Preferred.     3,816,500
     142,800 National Australia Bank (Australia), $1.96875
              Convertible Preferred............................     3,980,550
       2,500 St. George Bank, Ltd. (Australia), $4.50
              Convertible Preferred............................       119,687*
 $ 5,380,000 UBS AG Stamford, Exchangeable Nikkei 225 Index, 0%
              , due 12/11/03...................................     5,137,900
     251,700 Westpac Holdings Corp., Ltd. (Australia), $3.135
              Convertible Preferred............................     7,944,282
                                                                  -----------
             Total Services-Financial, Banking and
              Miscellaneous....................................    36,411,394
                                                                  -----------
             TOTAL CREDIT SENSITIVE (Cost: $40,923,035)........    45,204,793
                                                                  -----------

 * Restricted security. (See Note 8)
** Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Schedule of Investments (continued)
     December 31, 1998

--------------------------------------------------------------------------------

  Principal
   Amount                                                         Market Value
  ---------                                                       ------------
             REPURCHASE AGREEMENTS (5.7%)
 $   142,912 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 12/31/98, 2.625%, due 01/04/99
              (collateralized by $145,000 U.S. Treasury Note,
              valued at $147,060)..............................   $    142,912
 $ 8,243,110 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 12/31/98, 5.375%, due 01/04/99
              (collateralized by $8,295,000 U.S. Treasury Note,
              valued at $8,412,846)............................      8,243,110
 $14,284,779 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 12/31/98, 4.7%, due 01/04/99
              (collateralized by $14,370,000 U.S. Treasury
              Note, valued at $14,574,153).....................     14,284,779
                                                                  ------------
             TOTAL REPURCHASE AGREEMENTS (Cost: $22,670,801)        22,670,801
                                                                  ------------
             TOTAL INVESTMENTS (106.0%) (Cost: $364,333,487)...    417,252,639
             EXCESS OF LIABILITIES OVER OTHER ASSETS (-6.0%)...    (23,664,501)
                                                                  ------------
             NET ASSETS (100%).................................   $393,588,138
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Statement of Assets and Liabilities
     December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments at Value (Cost $364,333,487) (Note 1)............... $417,252,639
  Interest and Dividends Receivable...............................    2,173,755
                                                                   ------------
    Total Assets..................................................  419,426,394
                                                                   ------------
Liabilities:
  Distributions Payable...........................................   16,795,958
  Payable upon Return of Securities Loaned (Note 5)...............    8,386,022
  Payable for Securities Purchased................................      274,400
  Accrued Investment Advisory and Service Fees (Note 3)...........      191,123
  Accounts Payable................................................      190,753
                                                                   ------------
    Total Liabilities.............................................   25,838,256
                                                                   ------------
Net Assets........................................................ $393,588,138
                                                                   ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares au-
   thorized, 41,989,895 shares issued and outstanding)............ $    419,899
  Paid-in Capital.................................................  340,248,168
  Net Unrealized Appreciation of Investments......................   52,919,152
  Undistributed Net Realized Gains on Investments.................          919
                                                                   ------------
Net Assets........................................................ $393,588,138
                                                                   ============
Net Asset Value per Share......................................... $       9.37
                                                                   ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Statement of Operations
     Year Ended December 31, 1998

--------------------------------------------------------------------------------

Investment Income:
  Interest (Note 1) (including security lending fees of $37,031).... $10,273,174
  Dividends (Note 1)................................................   6,191,772
                                                                     -----------
    Total Investment Income.........................................  16,464,946
                                                                     -----------
Expenses:
  Investment Advisory Fees (Note 3).................................   2,126,460
  Printing and Distribution Costs...................................     134,439
  Custodian Fees....................................................     134,379
  Directors' Fees and Expenses (Note 6).............................      80,384
  Listing Fees......................................................      60,434
  Transfer Agent Fees...............................................      33,923
  Audit and Tax Service Fees........................................      25,565
  Accounting and Other Service Fees (Note 3)........................      25,000
  Insurance Costs...................................................      17,731
  Business Tax Fees.................................................      12,392
  Proxy Costs.......................................................      10,524
  Legal Fees (Note 6)...............................................       1,264
  Miscellaneous.....................................................      15,846
                                                                     -----------
    Total Expenses..................................................   2,678,341
                                                                     -----------
    Net Investment Income...........................................  13,786,605
                                                                     -----------
Net Realized Gains and Change in Unrealized Appreciation
 of Investments:
  Net Realized Gains on Investments.................................  27,232,673
  Change in Unrealized Appreciation of Investments..................   7,006,205
                                                                     -----------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments....................................  34,238,878
                                                                     -----------
Increase in Net Assets Resulting from Operations.................... $48,025,483
                                                                     ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                               Year Ended        Year Ended
                                            December 31, 1998 December 31, 1997
                                            ----------------- -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net Investment Income....................   $ 13,786,605      $ 12,644,813
  Net Realized Gains on Investments........     27,232,673        19,760,433
  Change in Unrealized Appreciation of
   Investments.............................      7,006,205        29,491,278
                                              ------------      ------------
    Increase in Net Assets Resulting from
     Operations............................     48,025,483        61,896,524
                                              ------------      ------------
Distributions to Shareholders:
  From Net Investment Income...............    (13,786,605)      (12,644,813)
  From Net Realized Gains on Investments...    (28,049,163)      (19,482,548)
                                              ------------      ------------
    Total Distributions to Shareholders....    (41,835,768)      (32,127,361)
                                              ------------      ------------
Capital Share Transactions:
  Shares Issued through Exercise of Common
   Stock Subscription Rights (3,172,657 for
   the year ended December 31, 1998 and
   6,396,283 for the year ended December
   31, 1997, respectively) (Note 9)........     29,988,611        51,583,087
  Shares Issued in Reinvestment of
   Dividends (255,959 for the year ended
   December 31, 1998 and 270,747 for the
   year ended December 31, 1997,
   respectively)...........................      2,348,541         2,442,324
                                              ------------      ------------
    Total Increase in Net Assets...........     38,526,867        83,794,574
Net Assets:
Beginning of Year..........................    355,061,271       271,266,697
                                              ------------      ------------
End of Year................................   $393,588,138      $355,061,271
                                              ============      ============

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Notes to Financial Statements

-------------------------------------------------------------------------------
Note 1--Significant Accounting Policies:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

Distributions: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to share-holders under the distribution policy are reflected in the financial state-ments in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences may be primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share.

Repurchase Agreement: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

-------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Notes to Financial Statements (continued)

-------------------------------------------------------------------------------

Note 2--Federal Income Taxes:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended December 31, 1998, the Fund realized on a tax basis net realized gains of $27,313,137 on security transactions.

 As of December 31, 1998, net unrealized appreciation (depreciation) for fed-eral income tax purposes is comprised of the following components:

Appreciated securities............................................ $ 61,239,843
Depreciated securities............................................   (8,401,155)
                                                                   ------------
Net unrealized appreciation....................................... $ 52,838,688
                                                                   ============
Cost of securities for federal income tax purposes................ $364,413,951
                                                                   ============

Note 3--Investment Advisory and Service Fees:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

Note 4--Purchases and Sales of Securities:

 For the year ended December 31, 1998, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $469,946,973 and $456,270,262, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 1998.

Note 5--Security Lending:

 During the year ended December 31, 1998, the Fund lent securities to a bro-ker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At De-cember 31, 1998, the cash received from the borrowing broker was invested in overnight repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $8,559,906, or 102%, of the value of the loaned securities.

Note 6--Directors' and Legal Fees:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $80,384 from the Fund for the year ended December 31, 1998. Legal fees totaled $1,264 of which $1,264 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a di-rector of the Fund. Certain officers and/or directors of the Fund are also of-ficers and/or directors of the Investment Adviser.

Note 7--Common Stock Subscription Rights:

 Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on June 29, 1998 and March 21, 1997. The rights entitled the shareholders to acquire one share of newly issued common stock for each five rights held. At the termination of the subscription period on July 28, 1998 and April 23, 1997, 3,172,657 and 6,396,283 shares of common stock were subscribed at a price of $9.49 and $8.09 per share as of July 29, 1998 and April 23, 1997, respectively. Proceeds from the subscriptions, net of issuance costs, totaled $29,988,611 and $51,583,087, respectively.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

Note 8--Restricted Securities:

 The following restricted securities held by the Fund at December 31, 1998 were valued both at the date of acquisition and December 31, 1998, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 1998 is $102,145,986, which represents 26% of net assets.

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Notes to Financial Statements (continued)
     December 31, 1998

--------------------------------------------------------------------------------

Note 8--Restricted Securities (continued)



  Principal                                                Date of
   Amount                                                Acquisition    Cost
  ---------                                              ----------- ----------
 $ 3,210,000 Assisted Living Concepts, Inc., 5.625%,
              due 05/01/03.............................   04/07/98   $3,111,165

 $ 9,595,000 Athena Neurosciences, Inc., Exchangeable
              Elan Corp. PLC (Ireland), 4.75%, due
              11/15/04.................................   11/05/97    9,595,000

 $ 5,235,000 Bell Atlantic Finanical Services,
              Exchangeable Cable and Wireless, 4.25%,
              due 09/15/05.............................   08/06/98    5,233,959

 $ 4,445,000 Comverse Technology, Inc., 4.5%, due
              07/01/05.................................   06/25/98    4,343,917

 $ 4,915,000 Concentra Managed Care, Inc., 4.5%, due
              03/15/03.................................   03/11/98    4,854,249

 $12,250,000 Costco Companies, Inc., 0%, due 08/19/17..   08/14/97    6,417,345

 $11,225,000 Elan Corp., PLC (Ireland), 0%, due
              12/14/18.................................   12/08/98    5,900,028

 $ 3,500,000 Magna International, Inc. (Canada),
              4.875%, due 02/15/05.....................   02/10/98    3,500,000

 $ 4,280,000 Merrill Lynch & Company, Inc.,
              Exchangeable Technology Basket, 0%, due
              02/02/05.................................   02/02/98    4,280,000

  Number of
  Shares or
  Principal                                                Date of
   Amount                                                Acquisition    Cost
  ---------                                              ----------- ----------
 $10,205,000 Network Associates, Inc., 0%, due
              02/13/18.................................   02/10/98   $4,159,506

 $ 6,380,000 Omnicare, Inc., 5%, due 12/01/07..........   12/04/97    6,380,000

 $ 1,565,000 Quintiles Transnational Corp., 4.25%, due
              05/31/00.................................   04/23/96    1,563,946

 $ 6,000,000 Rite Aid Corp., 5.25%, due 09/15/02.......   09/04/97    6,000,000

 $ 6,035,000 Safeguard Scientifics, Inc., 6%, due
              02/01/06.................................   01/17/97    5,805,686

 $ 3,265,000 Sepracor, Inc., 6.25%, due 02/15/05.......   02/05/98    3,265,000

 $ 2,735,000 Sepracor, Inc., 7%, due 12/15/05..........   12/17/98    2,703,327

       2,500 St. George Bank, Ltd. (Australia), $4.50
              Convertible Preferred....................   05/21/98      120,000

 $ 2,215,000 Sunrise Assisted Living, Inc., 5.5%, due
              06/15/02.................................   06/03/97    2,228,181

 $ 3,965,000 Tower Automotive, Inc., 5%, due 08/01/04..   07/24/97    3,965,000

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Financial Highlights

--------------------------------------------------------------------------------

                                       Year Ended December 31,
                             ------------------------------------------------
                               1998      1997      1996      1995      1994
                             --------  --------  --------  --------  --------
 Net Asset Value Per Share,
  Beginning of Year........  $   9.21  $   8.51  $   8.36  $   7.47  $   8.79
                             --------  --------  --------  --------  --------
 Income from Operations:
 Net Investment Income.....      0.35      0.35      0.36      0.37      0.38
 Impact to Capital for
  Shares Issued............     (0.01)    (0.01)       --        --        --
 Net Realized and
  Unrealized Gains
  (Losses) on Securities...      0.85      1.23      0.77      1.36     (0.86)
                             --------  --------  --------  --------  --------
    Total from Investment
     Operations............      1.19      1.57      1.13      1.73     (0.48)
 Less Distributions:
 Distributions from
  Net Investment Income....     (0.27)    (0.35)    (0.36)    (0.37)    (0.38)
 Distributions from
  Net Realized Gains.......     (0.76)    (0.52)    (0.62)    (0.33)    (0.30)
 Distributions in Excess
  of Net Realized Gains....        --        --        --     (0.14)    (0.16)
                             --------  --------  --------  --------  --------
    Total Distributions....     (1.03)    (0.87)    (0.98)    (0.84)    (0.84)
                             --------  --------  --------  --------  --------
 Net Asset Value Per Share,
  End of Year..............  $   9.37  $   9.21  $   8.51  $   8.36  $   7.47
                             ========  ========  ========  ========  ========
 Total Investment
  Return (1)...............     11.41%    12.98%    11.75%    33.60%    (7.43)%
 Net Asset Value Total
  Return (2)...............     13.34%    19.10%    13.94%    24.00%    (5.70)%
 Ratios/Supplemental Data:
 Net Assets, End of Year
  (in thousands)...........  $393,588  $355,061  $271,267  $264,608  $234,686
 Ratio of Expenses to
  Average Net Assets.......      0.73%     0.74%     0.77%     0.81%     0.79%
 Ratio of Net Investment
  Income to Average Net
  Assets...................      3.73%     3.95%     4.12%     4.60%     4.66%
 Portfolio Turnover Rate...    124.51%   132.99%   125.72%   108.98%   110.04%

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.

 See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Independent Auditors' Report

-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of TCW Convertible Securities Fund,
Inc.:

  We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and the broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

February 8, 1999
Los Angeles, California

--------------------------------------------------------------------------------
[LOGO OF TCW Convertible Securities Fund, Inc.]
     Voting Information (Unaudited)

--------------------------------------------------------------------------------

Report of Annual Meeting of Shareholders (Unaudited):

 The Annual Meeting of Shareholders of the Fund was held on July 30, 1998. At the meeting, the following matters were submitted to a shareholder vote and ap-proved by a vote of a majority of the Fund's outstanding voting securities: (i) the election of Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard
W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert
G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 33,746,702 affirmative votes; votes opposed 340,832 and votes withheld 156,954); (ii) Renewal of the Investment Advisory and Management Agreement for another annual period (votes for: 33,393,700; votes against 384,496 and absten-tions 466,292); (iii) the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1998 (votes for: 33,654,937; votes against 205,816 and abstentions 383,735) and
(iv) Amendment to the Fund's Articles of Incorporation to increase the number of authorized shares of Common Stock (votes for: 31,721,610; votes against 1,721,077 and abstentions 801,801). 38,687,329 shares were outstanding on the record date for this meeting and 34,244,488 shares entitled to vote were pres-ent in person or by proxy at the meeting.

              [LOGO OF TCW CONVERTIBLE SECURITIES FUND, INC.](R)